Exhibit 10.2
                                                                    ------------


                                    GSV, INC.

                              AMENDED AND RESTATED
                                 PROMISSORY NOTE


THIS NOTE HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED UNDER SUCH ACT AND LAWS.

                                                           As of January 3, 2008


     FOR VALUE RECEIVED, GSV, INC., a Delaware corporation ("Company"), with its principal office at 191 Post Road West, Westport, Connecticut 06880, hereby promises to pay to the order of 116 NEWARK AVENUE CORPORATION, a New Jersey corporation ("Holder"), with its principal office at 30 Montgomery Street, Jersey City, New Jersey 07302 (the "Holder's Office"), or its assigns, the principal amount of Three Hundred Fifty-Six Thousand Two Hundred Forty-Nine Dollars and Four Cents ($356,249.04) (the "Principal Amount"), such Principal Amount payable in 24 equal installments (each a "Monthly Installment") of Fourteen Thousand Eight Hundred Forty-Three Dollars and Seventy-One Cents ($14,843.71), each payable on the 20th day of each calendar month succeeding the date hereof commencing with January 20, 2008 (each a "Monthly Installment Date") with the entire remaining principal balance hereof due and payable on December 20, 2009, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public or private debts. This Note shall not accrue interest, except that, in the event the Company shall not timely make payment of any Monthly Installment within ten days of its applicable Monthly Installment Date (the "Trigger Date") in the manner herein set forth, then, on the Trigger Date, interest on the unpaid balance of the Principal Amount from time to time outstanding from and after the date hereof at the rate of 7% per annum ("Interest") shall immediately be due and payable and thereafter shall be due and payable on the unpaid balance of the Principal Amount from time to time outstanding together with each Monthly Installment hereof. The unpaid Principal Amount, together with the then accrued unpaid Interest and all other amounts owed hereunder, shall be due and payable on each Monthly Installment Date and the Maturity Date. Payment of the Principal Amount and Interest hereunder shall be made by certified check to the Holder at the Holder's office or wire transfer of immediately available good funds to such bank account as the Holder may designate by notice to the Company prior to any such payment.

     This Note is subject to prepayment in whole or in part at any time and from time to time without penalty or premium, but with Interest to the extent accrued as aforesaid on the amount prepaid to the date of prepayment. All prepayments will first be applied to the repayment of accrued fees and expenses, then to Interest accrued on this Note as aforesaid through the date of such prepayment until all then outstanding accrued Interest has been paid, and then shall be applied to the repayment of the Principal Amount.

     1.   Default.

          1.1 Events of Default. Upon the occurrence of any of the following events (herein "Events of Default"):


               (i) The Company shall fail to pay the Principal Amount and Interest accrued as aforesaid on any Monthly Installment Date or the Maturity Date;

               (ii) if this Note or any Collateral Document (as hereinafter defined) shall cease to be enforceable in accordance with its terms;

               (ii) (A) The Company shall commence any proceeding or other action relating to it in bankruptcy or seek reorganization, arrangement, readjustment of its debts, receivership, dissolution, liquidation, winding-up, composition or any other relief under any bankruptcy law, or under any other insolvency, reorganization, liquidation, dissolution, arrangement, composition, readjustment of debt or any other similar act or law, of any jurisdiction, domestic or foreign, now or hereafter existing; or (B) the Company or any Subsidiary shall admit the material allegations of any petition or pleading in connection with any such proceeding; or (C) the Company or any Subsidiary shall apply for, or consent or acquiesce to, the appointment of a receiver, conservator, trustee or similar officer for it or for all or a substantial part of its property or admit generally an inability to pay its debts as they become due; or (D) the Company or any Subsidiary shall make a general assignment for the benefit of creditors;

               (iii) (A) The commencement of any proceedings or the taking of any other action against the Company in bankruptcy or seeking reorganization, arrangement, readjustment of its debts, liquidation, dissolution, arrangement, composition, or any other relief under any bankruptcy law or any other similar act or law of any jurisdiction, domestic or foreign, now or hereafter existing and the continuance of any of such event for thirty (30) days undismissed, unbonded or undischarged; or (B) the appointment of a receiver, conservator, trustee or similar officer for the Company for any of its property and the continuance of any of such event for thirty (30) days undismissed, unbonded or undischarged; or (C) the issuance of a warrant of attachment, execution or similar process against any of the property of the Company and the continuance of such event for thirty (30) days undismissed, unbonded and undischarged;

               (iv) Any of the Company's representations or warranties contained herein or in the Termination, Settlement and Release Agreement dated as of November 30, 2005 (the "Termination Agreement"), or in the letter agreement dated as of the date hereof (the "Amendment
          Agreement"), each between the Company and the Holder, or any representation or warranty contained in any Collateral Document, is false or misleading in any material respect; or

               (v) The Company shall breach or fail to perform or observe any obligation, covenant, term, condition, provision or agreement of the Company contained in this Note or the Termination Agreement or the Amendment Agreement, or any Collateral Document, after giving effect to any applicable notice provisions and cure periods; provided, however, that with respect to a failure to comply with any of the provisions of Sections 2.2(a) and (c) of this Note, such failure is not remedied within twenty (20) days after the earlier of Company's receipt of written notice of same or the Company's becoming aware of such failure;

then, and in any such event, the Holder, at its option and without written notice to the Company, may declare the entire Principal Amount of this Note then outstanding together with any accrued Interest thereon immediately due and payable, and the same shall forthwith become immediately due and payable without presentment, demand, protest, or other notice of any kind, all of which are expressly waived, and exercise any and all other legal or equitable rights resulting therefrom. The Events of Default listed herein are solely for the purpose of protecting the interests of the Holder of this Note.

          1.2 Enforcement; Non-Waiver and Other Remedies. (a) In the case any one or more Events of Default shall have occurred, the Holder may proceed to protect and enforce its rights, either by suit in equity and/or by action at law, whether for the specific performance of any covenant or agreement contained in this Note, or any Collateral Document, or to enforce any other legal or equitable right thereof, or, upon accelerating the required payment of the Principal Amount of this Note and accrued Interest thereon as provided herein, may proceed to enforce the payment of all sums due upon this Note. In the event an Event of Default shall have occurred and the Holder of this Note shall employ attorneys, or incur other costs and expenses for the collection of payments due or to become due, or for the enforcement or performance or observance of any obligation or agreement of the Company under this Note, or any Collateral Document, the Company agrees that it will pay to the Holder, on demand, the reasonable fees of such attorney together with all other costs and expense incurred by Holder.

          (b) No course of dealing, delay or omission on the part of the Holder of this Note in exercising any right hereunder shall operate as a waiver or otherwise prejudice the right of the Holder of this Note. Holder shall not be deemed to have waived any of its rights under this Note unless such waiver is in writing and signed by Holder. A waiver in writing by Holder on one occasion shall not be construed as a consent to or a waiver of any right or remedy on any future occasion. No remedy conferred hereby shall be exclusive of any other remedy referred to herein or now or hereafter available at law, in equity, by statute or otherwise.

     2. Obligation to Pay Principal and Interest; Covenants. No provision of this Note shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the Principal Amount of and Interest on this Note at the place, at the respective times, at the rates, and in the currency or securities herein prescribed.

          2.1 Usury. In no event shall the amount or rate of interest due and payable under this Note exceed the maximum amount or rate of interest allowed by applicable law and, in the event any such excess payment is made by Company or received by Holder, such excess sum shall be credited as a payment of Principal Amount (or if no Principal Amount remains outstanding, shall be refunded to the Company). It is the express intent hereof that the Company shall not pay and Holder not receive, directly or indirectly or in any other manner, interest in excess of that which may be lawfully paid under applicable law. All Interest (including all charges, fees or other amounts deemed to be Interest) that is paid or charged under this Note shall, to the maximum extent permitted by applicable law, be amortized, allocated and spread on a pro rata basis throughout the actual term of this Note.

          2.2 Covenants. The Company covenants and agrees that, while this Note is outstanding, it shall:


              (a) Pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income and profits, or upon any properties belonging to it before the same shall be in default; provided, however, that the Company shall not be required to pay any such tax, assessment, charge or levy that is being contested in good faith by proper proceedings and adequate reserves for the accrual of same are maintained if required by generally accepted accounting principles;

              (b) Preserve its corporate existence and continue to engage in business of the same general type as conducted as of the date hereof; and

              (c) Comply in all respects with all statutes, laws, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations and requirements ("Requirement(s)") of all governmental bodies, departments, commissions, boards, companies or associations insuring the premises, courts, authorities, officials, or officers, that are applicable to the Company; except when the failure to comply would not have a material adverse effect on the Company; provided that nothing contained herein shall prevent the Company from contesting in good faith the validity or the application of any Requirements.

          2.3 Consolidation, Merger or Disposition of Assets. Without limiting any provision of Section 2.2(b) hereof, the Company shall not consolidate with, merge into, or sell or otherwise dispose of all or substantially all its properties as an entirety to, any person or entity unless such successor corporation shall expressly assume the due and punctual payment of the principal of and interest on this Note according to its tenor, and the due and punctual performance and observance of all the covenants, agreements and conditions of this Note to be performed or observed by the Company to the same extent as if such successor corporation had been the original maker of this Note (and such assumption shall, upon the request of the Holder of this Note, be evidenced by the endorsing of an appropriate legend upon this Note, and any Note executed pursuant to Section 3.2 hereof after such assumption shall, unless executed in the name of such corporation, have a similar legend endorsed thereon).

        3. Miscellaneous.

          3.1 Required Consent. The Company may not modify any of the terms of this Note without the prior written consent of the Holder.

          3.2 Lost Documents. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Note or any Note exchanged for it, and (in the case of loss, theft or destruction) of indemnity satisfactory to it, and upon surrender and cancellation of such Note, if mutilated, the Company will make and deliver in lieu of such Note a new Note of like tenor and unpaid principal amount and dated as of the original date of the Note.

          3.3 Benefit. This Note shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.

          3.4 Notices and Addresses. All notices, offers, acceptances and any other acts under this Note (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressee in person, by overnight courier service or similar receipted delivery, or, if mailed, postage prepaid, by certified mail, return receipt requested, as follows:


        To the Holder:  To the Holder's address on page 1 of this Note,
                        Attn.:  Frank J. Guarini

        With a copy to: McCarter & English, LLP
                        Four Gateway Center
                        100 Mulberry Street
                        Newark, New Jersey 07102
                        Attn: Howard Kailes, Esq.

        To the Company: To the Company's address on page 1 of this Note,
                        Attn: Gilad Gat, President

        With a copy to: Davis & Gilbert LLP
                        1740 Broadway
                        New York, New York 10019
                        Attn:  Ralph W. Norton, Esq.

or to such other address as any party, by notice to the other parties, may designate from time to time. Time shall be counted to, or from, as the case may be, the delivery in person or five business days after mailing.

          3.5 Governing Law. This Note will be deemed to have been made and delivered in New Jersey and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New Jersey, without giving effect to the choice or conflict of law principles thereof.

          3.6 Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Note.

          3.7 Interpretation. Whenever possible, each provision of this Note shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Note shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Note.

          3.8 Assignment. All rights of Holder under this Note may be assigned by Holder to any third party and all rights of Holder hereunder shall inure to the benefit of its transferees, successors and assigns.

          3.9 Collateral Documents. This Note is guaranteed pursuant to a certain Guaranty dated the date hereof executed to the Holder, and its successors and assigns, by Polystick U.S. Corporation, which in turn is secured by the provisions of a certain Pledge Agreement dated the date hereof executed to the Holder and it successors and assigns by said guarantor, and is entitled to the benefits thereof. The foregoing Guaranty Agreement and Pledge Agreement are herein referred to as the "Collateral Documents".

          3.10 SUBMISSION TO JURISDICTION. THE COMPANY HEREBY IRREVOCABLY SUBMITS AND CONSENTS TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED WITHIN THE STATE OF NEW JERSEY, AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS RELATED TO THIS NOTE MAY BE LITIGATED IN SUCH COURTS, AND UNCONDITIONALLY WAIVES ANY OBJECTION WHICH IT MAY HAVE BASED UPON IMPROPER VENUE OR FORUM NON CONVENIENS TO THE CONDUCT OF ANY PROCEEDING IN ANY SUCH COURT AND WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT, AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY DELIVERY TO THE MAKER AS SET FORTH IN SECTION
8.11 HEREOF. NOTHING CONTAINED IN THIS SECTION 3.10 SHALL AFFECT THE RIGHT OF THE HOLDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO ENFORCE A JUDGMENT OBTAINED IN THE COURTS OF ANY OTHER JURISDICTION.

          3.11 JURY TRIAL. TO THE FULLEST EXTENT PERMITTED BY LAW, THE MAKER HEREBY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION BROUGHT ON THIS NOTE.

          3.12 Original Note. This Note is an amendment and restatement of the Promissory Note dated as of November 30, 2005 issued by the Company to the Holder and shall in all respects substitute for such note.

          IN WITNESS WHEREOF, this Note has been executed and delivered on the date specified above by the duly authorized representatives of the Company and the Holder.

                                        GSV, INC.


                                        By:
                                           Name: Gilad Gat
                                           Title: President


                                        Accepted and Agreed:

                                        116 NEWARK AVENUE CORPORATION


                                        By:
                                           Name:
                                           Title: